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                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K of M&F Worldwide Corp. (formerly
Power Control Technologies Inc.) for the year ended December 31, 1997, into the Company's previously filed Registration Statement File Nos. 33-99740 and 333-40365.



                                                     ARTHUR ANDERSEN LLP


Detroit, Michigan
 March 23, 1998